UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

ARRAY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 Midway Place NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices, and Zip Code)

(505) 881-7567

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 24, 2025, Array Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its intent to offer (the “Offering”), subject to market conditions and other factors, $250 million in aggregate principal amount of convertible senior notes due 2031 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 with the risk factors filed as Exhibit 99.2 hereto and incorporated by reference herein.

The information contained in this Item 8.01, including Exhibit 99.1 and Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes in the Offering or any other securities of the Company, and none of such information shall constitute an offer, solicitation or sale of securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit#	Description

99.1	Press Release, dated June 24, 2025, issued by Array Technologies, Inc.

99.2	Risk Factors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: June 24, 2025	By:	/s/ Gina K. Gunning
	Name:	Gina K. Gunning
	Title:	Chief Legal Officer and Corporate Secretary